UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

AMERICAN BIO MEDICA CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY 12106

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABMC	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 15, 2023, American Bio Medica Corporation (the “Company”) held the 2023 Special Meeting of Shareholders (the “Special Meeting”) at the Company’s corporate offices in Kinderhook, New York, at which a quorum (27,863,899 shares of common stock of the 47,098,476 shares of common stock outstanding) was present in person or represented by proxy. The following is a brief description and vote count of all proposals voted on at the Special Meeting. The proposals voted on at the Special Meeting were described in detail in the Definitive Proxy Statement filed by the Company in connection with the Special Meeting.

Proposal No. 1 – To consider and vote upon a proposal to approve the Asset Purchase Agreement, dated as of December 19, 2022, between the Company and Healgen Scientific Limited Liability Company for the Asset Sale of substantially all of ABMC’s assets (the “Asset Sale”). The shareholders approved the Asset Sale, voting as follows:

For	Percent of Outstanding	Percent of Voted
26,381,832	54.84%	94.70

Against	Percent of Outstanding	Percent of Voted
1,476,077	3.06%	5.29%

Withheld	Percent of Outstanding	Percent of Voted
5,990	0.01%	0.02%

There were no Broker Non-Votes regarding Proposal No. 1.

The approval of the Asset Sale required the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock (par value $0.01) that were present in person or represented by proxy at the Special Meeting.

Proposal No. 2 - To grant authority to the Board of Directors of the Company (the “Board”) to adjourn the Special Meeting, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale. The shareholders voted as follows:

For	Percent of Outstanding	Percent of Voted
22,884,882	47.57%	82.25%

Against	Percent of Outstanding	Percent of Voted
4,969,877	10.33%	17.84%

Withheld	Percent of Outstanding	Percent of Voted
9,140	0.01%	0.03%

There were no Broker Non-Votes regarding Proposal No. 2.

There were no other matters voted upon or discussed at the Special Meeting other than the Proposals noted above.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: February 17, 2023	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer)
Principal Financial Officer

3